Exhibit 10.4

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT is dated as of November 30, 2004 (this “Amendment”), by and among VeriFone Holdings, Inc., a Delaware corporation (the “Company”), GTCR Fund VII, L.P., a Delaware limited partnership (“GTCR Fund VII”), Douglas G. Bergeron and JPMorgan Trust Company of Delaware as co-trustees of The Douglas G. Bergeron Family Annuity Trust uta dtd 10/15/04 (the “DGB Annuity Trust”), Sandra E. Bergeron and JPMorgan Trust Company of Delaware as co-trustees of The Sandra E. Bergeron Family Annuity Trust uta dtd 10/15/04 (the “SEB Annuity Trust”), Douglas G. Bergeron and Sandra E. Bergeron, Trustees or their successors in interest under the terms of the Bergeron Family Trust, dated October 15, 2004 (the “DGB/SEB Family Trust”, and together with the DGB Annuity Trust and the SEB Annuity Trust, the “Trusts”), Douglas G. Bergeron (“Executive”) and DGB Investments, Inc., a Delaware corporation (“DGBI”).

RECITALS

WHEREAS, pursuant to a Senior Management Agreement, dated as of July 1, 2002, among Executive, the Company and VeriFone, Inc. (the “SMA”), Executive acquired a split-adjusted 5,932,219.245 shares of the Common Stock of the Company (as defined in the SMA, the “Executive Stock”);

WHEREAS, effective July 1, 2002, Executive contributed a split-adjusted 2,021,791.440 of such shares of Executive Stock to DGBI;

WHEREAS, on August 21, 2002, Executive, as a stockholder of Pacific Credit Corp., a Delaware corporation and a former stockholder of the Company, received a distribution of a split-adjusted 339,556.050 shares of Common Stock of the Company, and on January 26, 2004, DGBI received from certain Pacific Credit Corp. stockholders an additional split-adjusted 348,679.240 shares of the Common Stock of the Company in order to correct an error in the allocation of the original distribution of the shares of Common Stock held by Pacific Credit Corp. (collectively, the “PCC Stock”);

WHEREAS, on October 15, 2004, Executive transferred (i) a split-adjusted 169,778.025 shares of the PCC Stock, (ii) a split-adjusted 1,330,221.975 shares of the Executive Stock to each of the DGB Annuity Trust and the SEB Annuity Trust and (iii) a split-adjusted 1,249,983.855 shares of the Executive Stock to the DGB/SEB Family Trust;

WHEREAS, GTCR Fund VII, Executive, DGBI and the Trusts are parties to the Registration Rights Agreement, dated as of July 1, 2002, by and among the Company and certain of its stockholders (the “Registration Agreement”), which sets forth (in each of Sections 1(d), 2(c) and 2(d)) the priority for the inclusion of Registrable Securities in any underwritten offering of securities of the Company;

WHEREAS, the Executive Stock is deemed to be Executive Registrable Securities and the PCC Stock is deemed to be Other Registrable Securities under the Registration Agreement;

WHEREAS, the Company is planning an underwritten initial public offering of its Common Stock (the “IPO”);

WHEREAS, GTCR Fund VII, certain of its Affiliates that own Common Stock of the Company, and the TCW/Crescent Lenders (as defined in the Registration Agreement) intend to include a portion of their shares of Common Stock in the underwritten registration of the Common Stock of the Company in connection with the IPO (the “Investor Registration”);

WHEREAS, pursuant to Section 4 of the SMA, the Executive Stock is subject to certain restrictions on Transfer (as defined in the SMA), including a provision (such provision, the “Section 4(b)(ii) Rights”) that permits a holder of the Executive Stock to Transfer after a Public Sale (as defined in the SMA) a number of shares of Executive Stock equal to the lesser of (i) the number of Vested Shares (as defined in the SMA) and (ii) the total number of shares of Executive Stock multiplied by the Transfer Fraction (as defined in the SMA);

WHEREAS, Executive, the Trusts and DGBI have agreed not to exercise their (i) Section 4(b)(ii) Rights with respect to the number of shares of Executive Stock that could be Transferred immediately after the closing of the IPO due to the Investor Registration (the “Transferable Shares”), or (ii) any right they may have under the Registration Agreement to seek to include the Executive Stock in the IPO registration, in exchange for the Company giving the Transferable Shares priority in a subsequent underwritten registration of the Company’s Common Stock in which Registrable Securities (as defined in the Registration Agreement) are included;

WHEREAS, GTCR Fund VII is the holder of a majority of the Investor Registrable Securities (as defined in the Registration Agreement), and as such has the authority, along with the Company, to amend the Registration Agreement pursuant to Section 11(d) thereof, so long as such amendment does not materially and adversely affect holders of one class or group of Registrable Securities (as defined in the Registration Agreement) in a manner different than holders of a different class of Registrable Securities; and

WHEREAS, because the terms of this Amendment affect all holders of Registrable Securities (other than Executive, the Trusts and DGBI, who are not adversely affected by this Amendment) equally, this Amendment does not materially and adversely any class or group of holders of Registrable Securities differently from any other.

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.                                       Definitions.  Any capitalized term used but not defined herein shall have the meaning set forth in the Registration Agreement or the SMA, as applicable.

2.                                       Waiver of Rights.  Provided that the IPO is priced on or before April 30, 2005, each of Executive, the Trusts and DGBI hereby agrees and acknowledges that:

(a)                                  he or it shall not exercise his or its Section 4(b)(ii) Rights with respect to the Transferable Shares from and after the date of the closing of the IPO until the earlier of (i) the date that is six months after such date and (ii) the closing of a Post-IPO Registration (as defined below); and

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(b)                                 none of his or its shares of Executive Stock or PCC Stock shall be included in the underwritten registration of the Company’s securities in connection with the IPO.

3.                                       Priority of Registration.  Notwithstanding anything in the Registration Agreement to the contrary, and in consideration of the waivers set forth in Section 2 hereof, each of the parties hereto agrees that, in the first underwritten registration of the Company’s securities after the consummation of the IPO in which Registrable Securities are included (the “Post-IPO Registration”), the Transferable Shares (to the extent still held by Executive, the Trusts, DGBI or any of their permitted transferees) will be included in such Post-IPO Registration before any other Registrable Securities are included in such Post-IPO Registration.  The terms of this Section 3 shall automatically terminate without further action by any party hereto (i) in the event that the IPO is not priced on or before April 30, 2005, or (ii) upon the earlier to occur of (x) the closing of the Post-IPO Registration and (y) the date that all of the Transferable Shares have been Transferred pursuant to the Section 4(b)(ii) Rights.

4.                                       Miscellaneous.

(a)                                  Survival of Other Provisions.  Unless specifically amended herein, all of the other covenants, agreements, representations, warranties, promises or other terms and conditions of the Registration Agreement shall remain in full force and effect without any change whatsoever.

(b)                                 Entire Agreement.  This Amendment constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof, and there are no further or other agreements or undertakings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to in this Amendment.

(c)                                  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have signed this Amendment as of the date set forth in the first paragraph of this Amendment.

VERIFONE HOLDINGS, INC.

By:
Douglas G. Bergeron
Its:	Chief Executive Officer

VERIFONE, INC.

By:
Douglas G. Bergeron
Its:	Chief Executive Officer

BERGERON FAMILY TRUST, DATED OCTOBER 15, 2004

By:
Douglas G. Bergeron, its Trustee

By:
Sandra E. Bergeron, its Trustee

THE DOUGLAS G. BERGERON FAMILY ANNUITY TRUST UTA DTD 10/15/04

By:
Douglas G. Bergeron, its Co-Trustee

By:	JPMorgan Trust Company of Delaware
Its:	Co-Trustee

By:

Its:

DGB INVESTMENTS, INC.

By:
Douglas G. Bergeron, its President

Signature Page to Amendment to Registration Agreement

THE SANDRA E. BERGERON FAMILY ANNUITY TRUST UTA DTD 10/15/04

By:
Sandra E. Bergeron, its Co-Trustee

By:	JPMorgan Trust Company of Delaware
Its:	Co-Trustee

By:

Its:

Douglas G. Bergeron

Agreed and Accepted:

GTCR FUND VII, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:
Collin E. Roche, its Principal

Signature Page to Amendment to Registration Agreement